UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT

  Date of Report (Date of earliest event reported): February 10, 1998


                Commission file number: 1-13762


                 RECKSON ASSOCIATES REALTY CORP.
     (Exact name of registrant as specified in its charter)


Maryland                                             11-3233650
(State other jurisdiction of incorporation         (IRS. Employer
of organization)                                   Identification Number)

225 Broadhollow Road, Melville, NY                                 11747
(Address of principal executive office)                         (zip code)

                         (516) 694-6900
      (Registrant's telephone number including area code)

ITEM 2.  ACQUISITON OR DISPOSITION OF ASSETS

     On December 19, 1997, the Company acquired Royal Executive Office Park ("Royal") a 541,884 square foot, class A office complex for $81 million. The Royal consists of 6 buildings and is currently 98% occupied and is located in Rye, New York. The asset acquisition was financed with proceeds from the credit facility.

     On December 19, 1997, the Company acquired Christiania office building, a 197,785 square foot, class A office complex for $27.1 million. The building is currently 99% occupied and is located in Tarrytown, New York. The asset acquisition was financed with proceeds
from the credit facility.

ITEM 7.  FINANCIAL STATEMENTS

     Financial statements of properties acquired and pro forma financial information.

                RECKSON ASSOCIATES REALTY CORP.
                         ITEM 7
        FINANCIAL STATEMENTS OF PROPERITIES ACQUIRED
           AND PRO FORMA FINANCIAL INFORMATION
                       TABLE OF CONTENTS



DESCRIPTION

          Pro Forma Condensed Combining Balance Sheet as of September
          30, 1997 ...................................................

          Pro Forma Condensed Combining Statement of Operations for
          the Nine Months ended September 30, 1997 ...................

          Pro Forma Condensed Combining Statement of Operations for
          the Year ended December 31, 1996 ...........................

          Notes to Pro Forma Financial Statements ....................

          Statement of Revenue and Certain Expenses of Royal Executive Park for the Nine Months Ended September 30, 1997 and 1996
          (unaudited) and for the Year Ended December 31, 1996 .......

          Notes to Statement of Revenue and Certain Expenses of Royal
          Executive Park .............................................

          Statement of Revenue and Certain Expenses of Christiania Office Property for the Year Ended June 30, 1997 and for the Three
          Months Ended September 30, 1997 (unaudited) .................

          Notes to Statement of Revenue and Certain Expenses of
          Christiania Office Property..................................

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                          As of September 30, 1997
                               (Unaudited)



The following unaudited pro forma condensed combining balance sheet is presented as if the The Company had acquired Royal Executive Park and Christiania Office Property on September 30, 1997.

This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996 and on Form 10-Q for the nine months ended September 30, 1997.

The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Royal Executive Park and Christiania Office Property on September 30, 1997, nor does it purport to represent the future financial position of the Company.

                              Reckson Associates Realty Corp.
                        Pro Forma Condensed Combining Balance Sheet
                                  As of September 30, 1997
                                        (Unaudited)
	                                               Christiania   Royal        September
                                      Historical(a)  Office        Executive    30, 1997
                                      (Unaudited)    Property (b)  Park (c)     Pro Forma
                                      ___________    ____________  _________    _________
Assets
Real estate, net                      $ 690,053       $ 27,100     $ 81,000     $ 798,153
Cash and cash equivalents                10,211              -            -        10,211
Tenant receivables                        2,371              -            -         2,371
Affiliate receivables                     5,686              -            -         5,686
Deferred rent receivable                 15,358              -            -        15,358
Investment in mortgage notes and note
  receivable                             85,853              -            -        85,853
Contract and land deposits and other
  pre-acquisition costs                   7,172              -            -         7,172
Prepaid expenses and other assets        14,565              -            -        14,565
Investments in real estate joint
  ventures                                7,048              -            -         7,048
Deferred lease and loan costs, net       15,440              -            -        15,440
                                      _________       ________     ________     _________
  Total Assets                        $ 853,757       $ 27,100     $ 81,000     $ 961,857
                                      =========       ========     ========     =========

Liabilities and Stockholders' Equity
Mortgage notes payable                $ 180,593       $      -     $      -     $ 180,593
Senior unsecured notes                  150,000              -            -       150,000
Credit facility                          33,000         27,100       81,000       141,100
Accrued expenses and other liabilities   20,124              -            -        20,124
Affiliate payables                          718              -            -           718
Dividends and distributions payable      13,046              -            -        13,046
                                      _________       ________     ________     _________
  Total Liabilities                     397,481         27,100       81,000       505,581
                                      _________       ________     ________     _________

Minority interest in consolidated
  partnership                             6,765              -            -         6,765
Limited partners' interest in
  operating partnership                  75,608              -            -        75,608
                                      _________       ________     ________     _________
                                         82,373              -            -        82,373
                                      _________       ________     ________     _________
Stockholders' Equity
Common stock                                345              -            -           345
Additional paid-in capital              373,558              -            -       373,558
                                      _________       ________     ________     _________
  Total Stockholders' Equity            373,903              -            -       373,903
                                      _________       ________     ________     _________

  Total Liabilities and Stockholders'
  Equity                              $ 853,757       $ 27,100     $ 81,000     $ 961,857
                                      =========       ========     ========     =========

See accompanying notes to pro forma financial statements.

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
              For the Nine Months Ended September 30, 1997
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired Royal Executive Park and Christiania Office Property as of January 1, 1997 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 1997.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Royal Executive Park and Christiania Office Property as of January 1, 1997, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                                       Reckson Associates Realty Corp.
                          Pro Forma Condensed Combining Statement of Operations
                                          As of September 30, 1997
                                                (Unaudited)
                                           (Dollars in thousands)
	                                                     Christiania   Royal        Pro           September
                                            Historical(d)  Office        Executive    Forma (g)     30, 1997
                                            (Unaudited)    Property (e)  Park (f)     Adjustments   Pro Forma
                                            ___________    ____________  _________    _________     _________
Revenues:
  Base Rents                                $  91,179       $  3,361     $  6,540     $       -     $ 101,080
  Tenant escalations and reimbursements        10,737            317        1,460             -        12,514
  Equity in earnings of real estate joint
   ventures                                       326              -            -             -           326
  Equity in earnings of service companies         208              -            -             -           208
  Interest income on mortgage notes and
    notes receivable                            3,675              -            -             -         3,675
  Other                                         2,104              -            -             -         2,104
                                            _________       ________     ________     _________     _________
Total Revenues                                108,229          3,678        8,000             -       119,907
                                            _________       ________     ________     _________     _________
Expenses:
  Operating Expenses:
  Property operating expenses                  20,857          1,323        2,491             -        24,671
  Real Estate Taxes                            14,569            631        1,133             -        16,333
  Ground Rents                                    918              -            -             -           918
  Marketing, general and administrative         6,158              -            -             -         6,158
                                             ________       ________     ________     _________     _________
Total Operating Expenses                       42,502          1,954        3,624             -        48,080

  Interest                                     14,471              -            -         3,844        18,315
  Depreciation and amortization                18,991            576        1,551             -        21,118
                                             ________       ________     ________     _________     _________
Total Expenses                                 75,964          2,530        5,175         3,844        87,513
                                             ________       ________     ________     _________     _________

Income before minority interest and
  extraordinary items                          32,265          1,148        2,825        (3,844)       32,394

Minority Partners' Interest in Consolidated
  partnership (income)                           (645)             -            -             -          (645)
                                             ________       ________     ________     _________     _________
Income before limited partners' minority
  interest in Operating Partnership income
  and extraordinary items                    $ 31,620       $  1,148     $  2,825     $  (3,844)       31,749
                                             ========       ========     ========     =========
Limited Partners' minority interest in
  operating partnership income                                                                         (5,655)(h)
                                                                                                    _________
Net income before extraordinary item                                                                $  26,094
                                                                                                    =========
Net income per share before extraordinary
  item                                                                                              $    0.82 (i)
                                                                                                    =========
Weighted average common shares outstanding                                                             31,810
                                                                                                    =========

See accompanying notes to pro forma financial statements.

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                  For the Year Ended December 31, 1996
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired Royal Executive Park and Christiania Office Property as of January 1, 1996 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Royal Executive Park and Christiania Office Property on January 1, 1996, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                                       Reckson Associates Realty Corp.
                           Pro Forma Condensed Combining Statement of Operations
                                          As of December 31, 1996
                                                (Unaudited)
                                           (Dollars in thousands)
	                                                     Christiania   Royal        Pro           December
                                            Historical(j)  Office        Executive    Forma (m)     31, 1996
                                            (Unaudited)    Property (k)  Park (l)     Adjustments   Pro Forma
                                            ___________    ____________  _________    _________     _________
Revenues:
  Base Rents                                $  82,150       $  4,440     $  8,368     $       -     $  94,958
  Tenant escalations and reimbursements        10,628            614        1,914             -        13,156
  Equity in earnings of real estate joint
    ventures                                      266              -            -             -           266
  Equity in earnings of service companies       1,031              -            -             -         1,031
  Investment and other income                   2,066              -            -             -         2,066
                                             ________       ________     ________     _________     _________

Total Revenues                                 96,141          5,054       10,282             -       111,477
                                             ________       ________     ________     _________     _________

Expenses:
  Operating Expenses:
  Property operating expenses                  18,959          1,935        3,068             -        23,962
  Real Estate Taxes                            13,935            806        1,849             -        16,590
  Ground Rents                                  1,107              -            -             -         1,107
  Marketing, general and administrative         5,949              -            -             -         5,949
                                             ________       ________     ________     _________     _________

Total Operating Expenses                       39,950          2,741        4,917             -        47,608
                                             ________       ________     ________     _________     _________

  Interest                                     13,331              -            -         7,686        21,017
  Depreciation and amortization                17,670            768        2,068             -        20,506
                                             ________       ________     ________     _________     _________

Total Expenses                                 70,951          3,509        6,985         7,686        89,131
                                             ________       ________     ________     _________     _________

Income before minority interest and
  extraordinary items                          25,190          1,545        3,297        (7,686)       22,346

Minority Partners' Interest in Consolidated
  partnership income                             (808)             -            -             -          (808)
                                             ________       ________     ________     _________     _________


Income before limited partners' minority
  interest in Operating Partnership income
  and extraordinary items                    $ 24,382       $  1,545     $  3,297     $  (7,686)       21,538
                                             ========       ========     ========     =========

Limited Partners' minority interest in
  operating partnership income                                                                         (5,265) (n)
                                                                                                    _________

Net income before extraordinary item                                                                $  16,273
                                                                                                    =========
Net income per share before extraordinary
  item                                                                                              $    0.82  (o)
                                                                                                    =========
Weighted average common shares outstanding                                                             19,928
                                                                                                    =========

See accompanying notes to pro forma financial statements.

                       Reckson Associates Realty Corp.
                   Notes to Pro Forma Financial Statements
                                (Unaudited)
                   (in thousands, except shares and units)

Pro Forma Condensed Combining Balance Sheet

A. Reflects the Company's historical balance sheet as of September 30, 1997 (unaudited).

B. Reflects the acquisition of the Christiania Office Property with borrowings under the Credit Facility.

C. Reflects the acquisition of the Royal Executive Park with borrowings under the Credit Facility.

Pro Forma Condensed Combining Statements of Operations For the Year Ended December 31, 1996 and Nine Months Ended September 30, 1997

D. Reflects the historical operations of the Company for the nine months ended September 30, 1997 (unaudited).

E. Reflects the revenues and certain expenses of the Chrisitiania Office Property for the nine months ended September 30, 1997.

F.  Reflects the revenues and certain expenses of the Royal
Executive Park for the nine months ended September 30, 1997.

G. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

H.  Represents the minority interest of the Limited Partners in
the Operating Partnership at an effective	pro forma rate of
approximately 17.8%.

I. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the nine months ended September 30, 1997 of 31,810,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

J. Reflects the historical operations of the Company for the year ended December 31, 1996.

K. Reflects the revenues and certain expenses of the Chrisitiania Office Property for the year ended December 31, 1996.

L.  Reflects the revenues and certain expenses of the Royal
Executive Park for the year ended December 31, 1996.

M. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

N.  Represents the minority interest of the Limited Partners in
the Operating Partnership at an effective	pro forma rate of
approximately 24.4%.

O. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the year ended December 31, 1996 of 19,928,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

                        Report of Independent Auditors

Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("Christiania Office Property") to be acquired from the System Realty Eighteen, Inc. ("System Realty") by Reckson Associates Realty Corp., as described in Note 1, for the year ended June 30, 1997. The financial statement is the responsibility of the Christiania Office Property management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Christiania Office Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Christiania Office Property as described in Note 1 for the year ended June 30, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP

New York, New York
December 17, 1997

                        Christiania Office Property
                 Statement of Revenues and Certain Expenses
                             (in thousands)
                                (Note 1)

                                        Three
                                        Months
                                        Ended
                                        September     Year Ended
                                        30, 1997      June 30,
                                       (Unaudited)    1997
                                       __________    __________
Revenues: (Notes 2 and 5)
  Base rents                            $  1,131      $  4,489
Tenant escalations                            94           473
                                        ________      ________
Total revenues                             1,225         4,962
                                        ________      ________
Certain expenses:
  Real estate taxes                          207           851
  Management fees (Note 3)                    29           116
  Property operating expenses (Note 4)       412         1,684
                                        ________      ________

Total certain expenses                       648         2,651
                                        ________      ________

Revenues in excess of certain expenses  $    577      $  2,311
                                        ========      ========

See accompanying notes to financial statement.

                        Christiania Office Property
             Notes to Statement of Revenues and Certain Expenses
                      For the Year Ended June 30, 1997


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building, the Christiania Office Property, owned by System Realty Eighteen, Inc.("System Realty"). The property is located in Tarrytown, New York.

The Christiania Office Property is not a legal entity but rather certain real estate subject to a purchase contract by Reckson Associates Realty Corp. (the "Company"). The accompanying statement of revenues and certain expenses includes the accounts of the Christiania Office Property.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

The Christiania Office Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $222,000 and $15,000 for the year ended June 30, 1997 and the three months ended September 30, 1997 (unaudited), respectively. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

The Christiania Office Property is a multi-tenant office building whose leases expire at various dates over the next twelve years.


3. Management and Leasing Agreements

The Christiania Office Property is managed and leased by Newmark & Company Real Estate, Inc. ("Newmark"). Newmark provides property management services to the Christiania Office Property at the rate of 2.5% of gross cash receipts.

4. Property Operating Expenses

Property operating expenses for the year ended June 30, 1997 include approximately $710,000 in utilities, $34,000 for insurance, $225,000 in payroll costs, $156,000 in cleaning costs, $444,000 in repair and maintenance costs, $90,000 of bad debt expense and $25,000 of cafeteria subsidy costs. For the three months ended September 30, 1997 (unaudited) property operating expenses include approximately $212,000 in utilities, $8,000 for insurance, $42,000 in payroll costs, $37,000 in cleaning costs, $84,000 in repair and maintenance costs, $23,000 of bad debt expense and $6,000 of cafeteria subsidy costs.

5. Significant Tenants

Three tenants, Christiania General Insurance Company, the Dannon Company, Inc. and First UNUM Life Insurance Company accounted for approximately 11%, 24% and 33% of the fiscal year 1997 rents on a straight line basis, respectively.

6. Lease Agreements

Future minimum lease payments to be received by the Christiana Office Property as of June 30, 1997 under non-cancellable operating leases, which expire on various dates through October 2009, are as follows:

       1998             $   4,538,000
       1999                 4,641,000
       2000                 4,627,000
       2001                 4,541,000
       2002                 4,417,000
       Thereafter          18,331,000
                        _____________
                        $  41,095,000
                        =============

                        Report of Independent Auditors

To the Board of Directors of
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("Royal Executive Park") to be acquired from entities controlled by London & Leeds by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of London & Leeds management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of Royal Executive Park's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Royal Executive Park as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                       KINSEY, BECK & COMPANY

New York, New York
December 22, 1997

                          Royal Executive Park
                 Statement of Revenues and Certain Expenses



                                  Nine Months Ended           Year Ended
                                  September 30, 1997          December 31,
                             ____________________________
                                 1997             1996            1996
                             (Unaudited)      (Unaudited)
                             ___________      ___________     ___________
Revenues:
  Rental income              $ 6,539,917      $ 6,314,869     $ 8,367,927
  Other income                 1,459,978        1,435,256       1,914,002
                             ___________      ___________     ___________
Total revenues                 7,999,895        7,750,125      10,281,929

Certain operating expenses:
  Real estate taxes            1,133,121        1,349,615       1,848,837
  Utilities                      438,263          388,038         522,740
  Repairs and maintenance      1,033,529        1,044,486       1,315,102
  Cleaning                       451,919          373,477         486,606
  Administrative                 354,618          376,286         479,629
  Insurance                       71,314           59,762          80,389
  Management fee                 141,774          134,796         183,388
                             ___________      ___________     ___________
Total certain operating
  expenses                     3,624,538        3,726,460       4,916,691
                             ___________      ___________     ___________

Revenues in excess of
  certain operating expenses $ 4,375,357      $ 4,023,665     $ 5,365,238
                             ===========      ===========     ===========

The accompanying notes are an integral part of these statements of revenues and certain operating expenses.

                          Royal Executive Park
                   Notes to Statement of Revenues and
                      Certain Operating Expenses


1. Organization and Significant Accounting Policies

The accompanying statements of revenues and certain operating expenses of Royal Executive Park have been presented on a historical cost basis because the assets and liabilities are expected to be the subject of a combination with Reckson Associates Realty Corp. (the "Company"). In management's opinion, these statements of revenues and certain operating expenses include the revenues and expenses associated with the operations of the property intended to be sold to the Company.

The accompanying historical statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and are not representative of the actual operations of the property for the periods presented. The statements exclude certain expenses, such as interest, depreciation and amortization and other costs not directly related to the future operations of the property that may not be comparable to the expenses expected to be incurred in the proposed future operations of the property.

2.  Revenue Recognition

Royal Executive park, as a lessor, has retained substantially all the risks and benefits of ownership of the rental property and accounts for its leases as operating leases. Space is leased to tenants under leases ranging from 4 to 25 years. Rental income is recognized over the terms of the leases as it is earned.

3.  Future Rental Revenue

The future minimum lease payments to be received by Royal Executive Park as of December 31, 1996 under noncancelable operating leases, which expire on various dates through April 30, 2008, are as follows:

       1997             $   8,796,292
       1998                 9,104,336
       1999                 8,351,851
       2000                 7,632,923
       2001                 4,892,888
       Thereafter          12,433,831
                        _____________
                        $  51,212,121
                        =============

There was one major tenant which represented 59% and 58% of Royal Executive Park's total revenue for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

4.  Use of Estimates in the Preparation of Financial Statements

The preparation of statements of revenues and certain operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

5.  Unaudited Interim Statements

The revenues in excess of certain operating expenses for the nine months ended September 30, 1997 and 1996 are unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of such statements have been included. The revenues in excess of certain operating expenses for the nine months ended September 30, 1997 are not necessarily indicative of Royal Executive Park's future operations for the full year ending December 31, 1997.